iShares®

iShares Trust

Supplement dated June 27, 2025

to the currently effective Statement of Additional Information (the “SAI”)

for the iShares Environmentally Aware Real Estate ETF (ERET) (the “Fund”)

The following changes for the Fund took effect on or around September 20, 2024:

Change to the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section entitled “FTSE EPRA Nareit Developed Green Target Index” on pages 31-32 of the SAI shall be deleted in its entirety and replaced with the following:

FTSE EPRA Nareit Developed Green Target Index

Number of Components: approximately 352

Index Description. The FTSE EPRA Nareit Developed Green Target Index is an equity index designed to reflect the performance of securities from the FTSE EPRA Nareit Developed Index (the “Parent Index”) that are weighted to target improved sustainability-related metrics relative to the Parent Index, subject to certain constraints. The Parent Index is composed of REITs and real estate holding and development companies from developed market countries or regions and may include large-, mid- and small- capitalization constituents.

Index Methodology. The Index Provider begins with the Parent Index and excludes the securities of issuers that it identifies as being involved in any of the business activities summarized below:

•

Manufacturing tobacco products (e.g., cigarettes, roll your own tobacco, pipe tobacco, cigars, cigarillos, bidis, gutka, smokeless tobacco, heated tobacco products, electronic cigarettes and electronic nicotine delivery systems); or deriving 5% or more revenue from providing tobacco- related products or services or from the supply, distribution and/or retail sale of tobacco products.

•

Producing and selling assault weapons, other firearms or key components of any such weapons to civilian customers; or deriving 5% or more revenue from the distribution and/or retail sale of assault weapons or other firearms.

•

Producing the core weapon system of chemical or biological weapons, cluster munitions, anti- personnel mines, nuclear weapons, depleted uranium weapons or white phosphorus weapons (collectively, “controversial weapons”); providing components or services for the core weapon system of controversial weapons, even if not essential for lethal use of the weapon; or having 20% or more voting rights in a company involved in such activities related to controversial weapons.

•	Deriving 5% or more revenue from extracting oil sands, mining thermal coal or generating electricity from thermal coal.

Additionally, the Index Provider excludes companies that it determines are involved in controversies related to the ten United Nations Global Compact (“UNGC”) principles, which are classified into four categories: human rights, labor, environment and anti-corruption.

After applying the exclusion screens, the Index Provider weights the remaining securities to target, in aggregate across the Underlying Index, (i) a minimum of 10% green certification; (ii) a 30% increase in green certification relative to the Parent Index; (iii) a 10% reduction in energy usage relative to the Parent Index; and (iv) a level of carbon emission intensity that is no worse than that of the Parent Index. Green certification is defined as the percentage of building area owned by an issuer that has a LEED or BREEAM certification, as confirmed by a third-party data provider.

Energy usage is defined as the estimated energy usage, measured in kilowatt hours per square foot, of net leasable area owned by an issuer. A third-party data provider estimates energy usage based on factors including building location and size, primary property type, year built and time period of estimation.

The carbon emission intensity metric is calculated based on total carbon emissions, measured in metric tons of carbon dioxide-equivalent, for the buildings owned by the issuer. A third-party data provider estimates Scope 1, 2 and 3 emissions, which include both landlord and tenant emissions, for each building based on the types of energy used by similar types of buildings in the geographic area. Scope 1 emissions are direct greenhouse gas (“GHG”) emissions from fuels that are used by a building on-site. Scope 2 emissions are emissions from fuels that are burned off-site to deliver energy to a building, mainly emissions from electricity use. Scope 3 emissions are other emissions that an issuer generates indirectly, such as emissions from tenants, transportation, waste generation and disposal, supply chain, and purchased products. The emissions are then scaled by the issuer’s enterprise value including cash (i.e., the sum of market capitalization at fiscal year-end, preferred stock, minority interests, total debt, and cash and cash equivalents).

The Underlying Index must have a beta (a measure of volatility relative to the overall market) between 0.7 and 1.3 relative to the Parent Index, using daily returns over the past two years. In addition, the Underlying Index’s country and sector exposure must be within 1% of the Parent Index weight. The minimum weight for an individual constituent is 0.005% of the Underlying Index, and the maximum weight is the lesser of 10% of the Underlying Index or 10 times the constituent’s weight in the Parent Index.

At each index review, the sector and country constraints and the green certification and energy usage targets may be relaxed if it is infeasible to achieve all constraints and targets. The first step is to relax the country and sector constraints in 2% increments, up to +/- 10% of the Parent Index. If there is still no solution, the green certification and energy usage targets will be relaxed iteratively in 2.5% increments until a solution is reached. The Underlying Index will be reviewed and reconstituted annually in September, with the business involvement and UNGC controversy screens applied quarterly.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP-ERET-0625

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